UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2017

INLAND RESIDENTIAL PROPERTIES TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	333-199129 (Commission File Number)	80-0966998 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Third Amended and Restated Dealer Manager Agreement

On February 2, 2017, Inland Residential Properties Trust, Inc. (the “Company”) commenced the offering of an additional class of common stock, Class T-3 common stock (“Class T-3 Shares”). In connection with the offering of Class T-3 Shares, on February 2, 2017, the Company entered into a Third Amended and Restated Dealer Manager Agreement (the “Third A&R DMA”) with Inland Securities Corporation (the “Dealer Manager”). The Dealer Manager is an affiliate of Inland Real Estate Investment Corporation, the Company’s sponsor.

Pursuant to the Third A&R DMA, Class T-3 Shares are subject to selling commissions of 3.0% of the selling price per Class T-3 Share sold, or approximately $0.72 per Class T-3 Share, and a dealer manager fee of 2.5% of the selling price per Class T-3 Share sold, or approximately $0.60 per Class T-3 Share. The Company will also pay a distribution and stockholder servicing fee, subject to certain limits, in an annual amount equal to 1.0% of the offering price per Class T-3 Share (or, once reported, the per share estimated value of Class T-3 Shares), payable on a monthly basis in arrears. The Company will cease paying the distribution and stockholder servicing fee with respect to Class T-3 Shares held in any particular account on the earliest to occur of the following: (1) a listing of the shares of Class A common stock (“Class A Shares”) on a national securities exchange; (2) a merger or consolidation of the Company with or into another entity, or the sale or other disposition of all or substantially all of the Company’s assets; (3) the end of the month in which the Dealer Manager determines that total underwriting compensation paid in the primary offering plus the distribution and stockholder servicing fee paid on all Class T-3 Shares sold in the primary offering is equal to 10% of the gross proceeds of the primary offering; and (4) the end of the month in which the underwriting compensation paid in the primary offering on the Class T-3 Shares plus the distribution and stockholder servicing fee paid with respect to the Class T-3 Shares held by a stockholder within his or her particular account equals 8.5% (or a lower limit, provided that, in the case of a lower limit, the agreement between the Dealer Manager and the soliciting dealer in effect at the time Class T-3 Shares were first issued to such account sets forth the lower limit and the Dealer Manager advises the Company’s transfer agent of the lower limit in writing) of the gross offering price of those Class T-3 Shares.

With respect to volume discounts available for Class A Shares, the Third A&R DMA also provides that the Dealer Manager may, at its sole discretion, enter into an agreement with a soliciting dealer permitting the soliciting dealer to aggregate subscriptions of individuals and related accounts, or subscriptions received through an aggregating registered representative or investment adviser, as part of a combined order for the purpose of offering investors reduced aggregate selling commissions.

Also under the Third A&R DMA, the form of soliciting dealer agreement was amended and restated to make corresponding changes made to the dealer manager agreement. The amended and restated form of soliciting dealer agreement is attached to the Third A&R DMA as Exhibit A. In addition, a form of amendment that may be entered into by a soliciting dealer who previously entered into a soliciting dealer agreement with the Dealer Manager and desires to also sell Class T-3 Shares is attached to the Third A&R DMA as Exhibit B.

The information set forth above does not purport to be complete in scope and is qualified in its entirety by the full text of the Third A&R DMA, which is attached to this Current Report as Exhibit 1.1 and incorporated into this Item 1.01 by reference.

First Amendment to First Amended and Restated Agreement of Limited Partnership of Inland Residential Operating Partnership, L.P.

On February 2, 2017, in connection with the offering of Class T-3 Shares, the Company entered into a First Amendment (the “First Amendment”) to First Amended and Restated Agreement of Limited Partnership of Inland Residential Operating Partnership, L.P. (the “OP”) to, among other things, add Class T-3 units as an additional class of partnership interest in the OP to be held solely by the Company, which correspond with its Class T-3 Shares, and provide for the conversion of Class T-3 units into Class A units.

The information set forth above does not purport to be complete in scope and is qualified in its entirety by the full text of the First Amendment, which is attached to this Current Report as Exhibit 4.1 and incorporated into this Item 1.01 by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 of this Current Report is hereby incorporated by reference into this Item 3.03 in its entirety.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Articles Supplementary

On February 2, 2017, the Company filed with the State Department of Assessments and Taxation of Maryland (the “Department”) Articles Supplementary to its Articles of Amendment and Restatement, as amended. The Articles Supplementary reclassified 40,000,000 authorized but unissued shares of the Company’s Class T common stock as 40,000,000 Class T-3 Shares and fixed the preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption of the Class T-3 Shares. The Articles Supplementary became effective upon filing with the Department.

The information set forth above does not purport to be complete in scope and is qualified in its entirety by the full text of the Articles Supplementary, which is attached to this Current Report as Exhibit 3.1 and incorporated into this Item 5.03 by reference.

Item 8.01. Other Events.

Fourth Amended and Restated Distribution Reinvestment Plan

The Company’s board of directors (the “Board”) approved the Fourth Amended and Restated Distribution Reinvestment Plan (the “Fourth A&R DRP”) to include references to Class T-3 Shares, in conjunction with the decision to offer Class T-3 Shares. The Fourth A&R DRP will be effective as of February 17, 2017. For holders of Class T-3 Shares who elect to participate in the Fourth A&R DRP, distributions paid on Class T-3 Shares will be used to purchase additional Class T-3 Shares. The price per share for Class T-3 Shares purchased under the Fourth A&R DRP on any distribution payment date will be equal to $22.81 per Class T-3 Share until the earlier of the change of the public offering price in a public “reasonable best efforts” offering of the Company’s Class T-3 Shares from $24.14 per Class T-3 Share, if there is a change, and termination of any “reasonable best efforts” public offering of the Company’s Class T-3 Shares, unless followed by a subsequent “reasonable best efforts” public offering of Class T-3 Shares. A copy of the Fourth A&R DRP is attached as Exhibit 4.2 hereto.

First Amendment to the Amended and Restated Share Repurchase Program

The Board approved the First Amendment to the Amended and Restated Share Repurchase Program (the “First Amendment to SRP”) to include references to Class T-3 Shares, in conjunction with the decision to offer Class T-3 Shares. The First Amendment to SRP will be effective as of March 9, 2017. Under the First Amendment to SRP, the Company is authorized, in its discretion, to purchase shares from stockholders who have held their shares for at least one year, if requested. The repurchase price for ordinary repurchases will be $21.61 per Class T-3 Share until the initial valuation date, and thereafter the repurchase price will be 96.0% of the most recent estimated value per Class T-3 Share reported by the Company. In the case of exceptional repurchases, the Company may repurchase shares at a repurchase price equal to $22.51 per Class T-3 Share until the initial valuation date, and thereafter the repurchase price will be equal to the most recent estimated value per Class T-3 Share reported by the Company. Pursuant to the First Amendment to SRP, the Company will limit the number of shares repurchased during any calendar year to 5% of the aggregate number of shares of Class A, Class T and Class T-3 common stock outstanding on December 31st of the previous calendar year. A copy of the First Amendment to SRP is attached as Exhibit 4.3 hereto.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

1.1	Third Amended and Restated Dealer Manager Agreement, dated February 2, 2017
1.2	Third Amended Form of Soliciting Dealer Agreement (included as Exhibit A in Exhibit 1.1)
3.1	Articles Supplementary of Inland Residential Properties Trust, Inc., dated February 2, 2017
4.1	First Amendment to First Amended and Restated Agreement of Limited Partnership of Inland Residential Operating Partnership, L.P., dated February 2, 2017
4.2	Fourth Amended and Restated Distribution Reinvestment Plan, effective February 17, 2017
4.3	First Amendment to the Amended and Restated Share Repurchase Program, effective March 9, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND RESIDENTIAL PROPERTIES TRUST, INC.

Date:	February 2, 2017	By:	/s/ David Z. Lichterman
		Name:	David Z. Lichterman
		Title:	Vice President, Treasurer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Third Amended and Restated Dealer Manager Agreement, dated February 2, 2017
1.2	Third Amended Form of Soliciting Dealer Agreement (included as Exhibit A in Exhibit 1.1)
3.1	Articles Supplementary of Inland Residential Properties Trust, Inc., dated February 2, 2017
4.1	First Amendment to First Amended and Restated Agreement of Limited Partnership of Inland Residential Operating Partnership, L.P., dated February 2, 2017
4.2	Fourth Amended and Restated Distribution Reinvestment Plan, effective February 17, 2017
4.3	First Amendment to the Amended and Restated Share Repurchase Program, effective March 9, 2017